Aptevo Therapeutics Investor Presentation January 2018 Exhibit 99.1

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including our financial guidance, product portfolio, product sales, capabilities and any other statements containing the words “believes”, “expects”, “anticipates”, “intends”, “plans”, “forecasts”, “estimates” and similar expressions in conjunction with, among other things, discussions of financial performance or financial condition, growth strategy, product sales, manufacturing capabilities, product development, regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause Aptevo's actual results to differ materially from those indicated by such forward-looking statements, including possible negative effects on Aptevo’s business operations, assets or financial results as a result of the separation; a deterioration in the business or prospects of Aptevo; adverse developments in Aptevo’s customer-base or markets; our ability to enter into and maintain selective collaboration and partnership arrangements; the timing of and our ability to achieve milestones in collaboration and partnership contracts; our ability and the ability of our contractors and suppliers to maintain compliance with cGMP and other regulatory obligations; the results of regulatory inspections; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy and changes in regulatory, social and political conditions. Additional risks and factors that may affect results are set forth in our filings with the Securities and Exchange Commission, including Aptevo’s most recent Annual Report on Form 10-K, as filed on March 31, 2017, and its subsequent reports on Form 10-Q and current reports on Form 8-K The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements. Aptevo™, ADAPTIR and any and all Aptevo Therapeutics Inc. brand, product, service, and feature names, logos, and slogans are trademarks or registered trademarks of Aptevo Therapeutics Inc. or its subsidiaries in the United States or other countries.  All rights reserved. Forward-Looking Statements

Aptevo: At a Glance

Focus	Oncology/Hematology
Commercial Product	IXINITY®
Product Pipeline	Clinical: 2 Preclinical: Multiple
Platform Technology	ADAPTIR™
Employees	~120
Headquarters	Seattle, WA
IXINITY Revenue	2017 (9/30/17) $8.1M 2016 $9.8M 2015 $1.0M
Cash Position	$91M (12/31/2017)



Leading Oncology Platform

- Innovative ADAPTIR platform technology utilizing a novel approach in the highly attractive immuno-oncology field

Leveraging Technology

- Targeted investments in bispecific ADAPTIR therapeutics

Robust IP Estate

- Own and exclusively licensed patents and trade secrets which support our commercial product and pipeline

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Aptevo – A Compelling Investment Opportunity Solid cash position to advance R&D and commercial strategy 1 2 3 4 5 Strong leadership with a track record of execution Advancing ADAPTIR to generate novel first-in-class therapeutics Broad pipeline of wholly-owned clinical and preclinical candidates Commercial asset (IXINITY) with growth potential

Agenda Executing on our Strategy ADAPTIR – Developing Novel Protein Therapeutics Impressive Clinical and Preclinical Portfolio IXINITY – A Growing Commercial Opportunity Summary

Experienced Leadership Team Senior Management Marvin White – President & CEO Former Emergent Director; Former CFO, St. Vincent’s Health; Former Exec. Director & CFO, Lilly USA Jeff Lamothe – SVP, CFO Former Emergent VP, Finance; Former CFO, Cangene Corporation Randy Maddux – SVP, Operations Former VP, Global Mfg & Supply, GSK; Former VP, Mfg Ops & Quality, Human Genome Sciences Dr. Scott Stromatt – SVP, CMO Former Emergent SVP, CMO; Former CMO, Trubion Dr. Jane Gross – SVP, CSO Former Emergent VP, Research/Non-Clinical Development; Former VP Immunology Research ZymoGenetics Inc. Mike Adelman – VP, Commercial Ops. Former Emergent VP, Commercial Operations; Former, VP Commercial Operations, Cangene Corporation Shawnte Mitchell – VP, Gen’l Counsel/HR Former Emergent VP, Associate General Counsel Board of Directors Marvin White Former Emergent Director; Former CFO, St. Vincent’s Health; Former Exec. Director & CFO, Lilly USA Fuad El-Hibri Founder, Executive Chairman, Emergent BioSolutions Daniel Abdun-Nabi President & CEO, Emergent BioSolutions Grady Grant, III Reckitt Benckiser Group (formerly Mead Johnson Nutrition); Eli Lilly & Co. Zsolt Harsanyi, Ph.D. N-Gene Research Labs; Exponential Biotherapies; Porton Int’l Barbara Lopez Kunz DIA; Battelle; Thermo Fisher Scientific; ICI/Uniqema John Niederhuber, M.D. Inova Translational Medicine Institute; NCI; Johns Hopkins Univ. Deep R&D, Manufacturing, Commercial and Financial Expertise and Experience

Executing on our Strategy to Build Value Objective Result Solidly capitalize Aptevo to advance R&D and commercial programs Obtained: $65M in start-up funding from Emergent $20M in debt financing from MidCap $75M commercial asset sale Cash balance: $91M (12/31/2017) Build proprietary ADAPTIR bispecific platform and rapidly advance candidates towards the clinic Advanced APVO414 in Phase 1 development Positioned APVO436 for Q2:18 IND submission Positioned APVO210 for Q4:18 IND submission Demonstrate ADAPTIR versatility by developing ADAPTIR bispecifics with new mechanisms of action (MOA) Executed co-development agreement with Alligator Bioscience for 4-1BB x 5T4 immunotherapeutic for solid tumors Advanced APVO210 with different MOA focusing on targeted cytokine delivery for autoimmune and inflammatory diseases (AIID) Develop second generation ADAPTIR platform with antibody-like characteristics Demonstrated 12.5 day/3.5 day serum half life in rodents/non-human primates (APVO436) Optimized manufacturing process; able to produce cell culture yields greater than 1.5 g/L; sufficient for clinical and commercial production

Robust and Diversified Product Portfolio

Aptevo Therapeutics

Product/Candidate Target	Technology	Indication	Pre-Clinical	Clinical Development Stage			Marketed	Milestones/Highlights
				Phase I	Phase II	Phase III		
COMMERCIAL PORTFOLIIO								
IXINITY	*Recombinant Protein*	*Hemophilia B*						\$8.1M (9/30/17) \$9.8M (2016) \$1.0M (2015)
ADAPTIR PORTFOLIO								
Otlertuzumab CD37	*ADAPTIR Monospecific*	*PTCL/CLL*						Executing Phase 2 combination study in PTCL
APVO414 CD3/PSMA	*ADAPTIR Bispecific RTCC*	*mCRPC Immuno-oncology*						Executing Phase 1 dose escalation study; Cohort 6
APVO436 CD3/CD123	*ADAPTIR Bispecific RTCC*	*AML*						IND filing Q2 2018
APVO210 IL10/CD86	*ADAPTIR Targeted Cytokine*	*Autoimmune & Inflammatory Diseases*						IND filing Q4 2018
ALG.APV-527* 4-1BB/5T4	*ADAPTIR Bispecific T-cell Co-stimulation*	*Multiple Solid Tumors*						CMC & IND-enabling activities; CTA in 2019
ROR1	*ADAPTIR Bispecific RTCC / New MOA*	*Hematologic and Solid Tumors*						POC in vitro/in vivo; lead candidate in development
Multiple ADAPTIR candidates	*ADAPTIR Bispecific RTCC / New MOA*	*Hematologic and Solid Tumors*						Evaluating RTCC candidates with novel MOA

RTCC – Redirected T-Cell Cytotoxicity = T-Cell Engager

**** Partnered with Alligator Bioscience***

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Agenda Executing On Our Strategy ADAPTIR – Developing Novel Protein Therapeutics Impressive Clinical and Preclinical Portfolio IXINITY – A Growing Commercial Opportunity Summary

ADAPTIR is Aptevo’s platform technology for generating novel monospecific and bispecific antibody therapeutics for immuno-oncology and autoimmune/inflammatory diseases ADAPTIR is a robust, flexible platform that can be used to generate bispecific molecules with different mechanisms of action The ADAPTIR platform and structure provides distinct advantages over other bispecific technologies and therapeutic approaches Advancing ADAPTIR Technology to Generate Novel First-In-Class Therapeutics

Key Advantages of ADAPTIR Bispecifics* ADAPTIR Bispecifics Unique homodimer structure Longer half-life Enhanced stability Bivalent binding for improved potency Better manufacturability Increased flexibility ü ü ü ü ü ü *Based on current preclinical data for various ADAPTIR candidates

Platform produces drugs with multiple mechanisms to stimulate the body’s own immune system for the treatment of autoimmune diseases and cancer ADAPTIR – A Versatile Therapeutic Platform T-cell Engagers CD3 + Tumor Antigen T-cell Co-stimulators + Tumor Antigen (e.g. 4-1BB) Targeted Cytokines IL-10 AIID/Oncology Oncology Oncology Cytokine Targeting Arm Costimulatory Receptor T cell Activating an existing anti-Tumor Response T cell TCR/CD3 TCR/CD3 Immune Cell Suppress Autoimmunity Inflammation Tumor Killing

Bispecific ADAPTIR Therapeutic Anti-tumor Anti-CD3 * MOR209/ES414, A Novel Bispecific Antibody Targeting PSMA For The Treatment of Metastatic Castration-Resistant Prostate Cancer, Hernandez-Hoyos et al. Molecular Cancer Therapeutics, July 12 2016 DOI: 10.1158/1535-7163.MCT-15-0242 Unique Features of ADAPTIR Bispecific T-Cell Engagers Novel, proprietary humanized binding domain targeting CD3 Increased T-cell engagement and tumor killing compared to monovalent bispecifics T-cell stimulation results in reduced cytokine release upon T-cell activation* Traditional antibody-like manufacturability and half-life

ADAPTIR RTCC molecules have more potent tumor killing compared to heterodimer formats targeting the same tumor antigen Lower concentrations (EC50) needed to achieve same potency in Tumor Lysis Assays ADAPTIR - More Potent than Heterodimer Bispecifics Targeting Same Antigen ADAPTIR T cell Tumor cell lysis ADAPTIR More Potent Lower EC50 * 17 pM 67 pM 136 pM EC50

ADAPTIR RTCC Candidates Induce Lower Levels of Cytokines than Competitor scFv-scFv Formats Cytokines measured after 20 hr stimulation of T cells with ADAPTIR and tumor cells ADAPTIR bispecifics generate lower levels of cytokines when tumor antigen present compared to other formats (scFv-scFv) targeting the same tumor antigen scFv-scFv ADAPTIR Tumor Target T cell activation cytokine release

Agenda Executing On Our Strategy ADAPTIR – Developing Novel Protein Therapeutics Impressive Clinical and Preclinical Portfolio IXINITY – A Growing Commercial Opportunity Summary

Product Candidate Technology Indication Target Pre-Clinical Clinical Development Stage Milestones/Highlights Phase I Phase II Phase III Otlertuzumab ADAPTIR Monospecific PTCL/CLL CD37 Executing Phase 2 combination study in PTCL APVO414 ADAPTIR Bispecific RTCC mCRPC CD3/PSMA Executing Phase 1 dose escalation clinical trial; Cohort 6 APVO436 ADAPTIR Bispecific RTCC AML CD3/CD123 Initiated CMC and IND-enabling activities; IND filing Q2 2018 APVO210 ADAPTIR Targeted cytokine IBD IL10/CD86 Initiated CMC and IND-enabling activities; IND filing Q4 2018 ALG.APV-527 * ADAPTIR Bispecific T-cell Co-Stimulation Multiple Solid Tumors 41BB/Tumor Antigen Initiated CMC and IND-Enabling Activities; CTA in 2019 ROR1 ADAPTIR Bispecific RTCC / New MOA Heme/Onc & Solid Tumors ROR1 POC in vitro and in vivo; lead candidate in development ADAPTIR Candidate 1 RTCC / and New MOA Heme/Onc & Solid Tumors Undisclosed Tumor Antigen Evaluating RTCC candidates with novel MOA ADAPTIR Candidate 2 RTCC / and New MOA Heme/Onc & Solid Tumors Undisclosed Tumor Antigen Evaluating RTCC candidates with novel MOA ADAPTIR Candidate 3 RTCC / and New MOA Heme/Onc & Solid Tumors Undisclosed Tumor Antigen Evaluating RTCC candidates with novel MOA ADAPTIR Portfolio Snapshot *Partnered with Alligator Bioscience RTCC – Redirected T-Cell Cytotoxicity = T-Cell Engager

Otlertuzumab – Clinical Candidate

CANDIDATE	 αCD37 scFv Human IgG_1 Fc 
OPPORTUNITY	• ADAPTIR monospecific antibody
FUNCTION/ MOA	• Targets CD37 • Direct apoptosis, antibody-dependent cell cytotoxicity
INDICATIONS	• PTCL - Peripheral T-Cell Lymphoma (PTCL) • CLL – Chronic Lymphocytic Leukemia • NHL – Non-Hodgkin Lymphoma
DEVELOPMENT STAGE	• > 250 subjects treated to date • Clinical POC published in CLL • Demonstrates increased ORR/PFS in CLL in combination with bendamustine • Phase 2 initiated in PTCL
PARTNERSHIP STATUS	• Wholly owned by Aptevo

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Otlertuzumab + Bendamustine Significantly Increased Overall Response Rate Overall Response Complete Response Partial Response Stable Disease Progressive Disease Percent Response 100% 80% 60% 40% 20% 0% 69% 39% 59% 9% 3% 36% 16% 30% 16% 30% p = 0.026

5 month difference in PFS Otlertuzumab + Bendamustine Significantly Increased Progression Free Survival p = 0.019 0 5 10 15 20 25 0 20 40 60 80 100 Months Since Randomization Progression Free Survival (%) Otlertuzumab +Bendamustine Bendamustine

APVO414 – Clinical Candidate CANDIDATE OPPORTUNITY FUNCTION/MOA INDICATIONS DEVELOPMENT STAGE PARTNERSHIP STATUS Bispecific protein therapeutic targeting prostate specific membrane antigen (PSMA) & CD3 Demonstrates redirection of T-cells to kill tumor cells expressing PSMA in vitro and in vivo Metastatic castration-resistant prostate cancer (mCRPC) Open-label Phase 1 continuous infusion study underway (Stage 1) Objectives: MTD, tolerability, PK, PD, immunogenicity, cytokine response, clinical activity Wholly owned by Aptevo aPSMA aCD3

Currently in Cohort 6 Well tolerated; enrollment continues Amended study with Continuous Infusion to reduce Anti-Drug Antibody (ADA) Clinical data with other drugs suggests continuous exposure desensitizes immune system and reduces ADA Dramatic reduction in ADA with continuous infusion; 1,000 fold reduction Titers reduced from 1:250,000 to 1:350 Dose escalation ongoing to define MTD Clinical measurements: PSA, tumor size by CT scan, circulating tumor cells Data expected end of 2018 Modified ADAPTIR bispecific platform to eliminate ADA in Next Generation ADAPTIR candidates APVO414 Phase 1 Dose Escalation for mCRPC

APVO436 – Preclinical Candidate CANDIDATE OPPORTUNITY FUNCTION/MOA INDICATIONS DEVELOPMENT STAGE PARTNERSHIP STATUS CD123 x CD3 bispecific candidate Engages T cell via binding to CD3 to specifically kill tumor cells expressing CD123 Targets multiple hematological malignancies AML, ALL, hairy cell leukemia, myelodysplastic syndrome CMC and IND-enabling activities underway IND Filing Q2:18 Wholly owned by Aptevo aCD3 scFv aCD123 scFv

Addition of healthy donor T cells increased cytotoxicity in a E:T-dependent manner Significant cytotoxicity achieved even at the lowest levels of blast CD123 expression No consistent linear relationship between the level of blast CD123 expression and cytotoxicity APVO436 Activity with Newly Diagnosed or Relapsed/Refractory AML Patient Samples* AML Sample Cytotoxicity at 48 hrs

Treatment of established disseminated MOLM-13 tumors in mice with APVO436 resulted in rapid reduction in skeletal tumor burden APVO436 Eliminates Skeletal Tumor Burden in Mice with Established Tumors Day 15 T cells + APVO436 (d4) T cells + APVO436 (d5) T cells only (d4) NSG mice implanted IV with MOLM-13 cells on day 0 T cells implanted on day 4 Remaining tumor burden in non-skeletal location

APVO210 – Preclinical Candidate

Aptevo Therapeutics

CANDIDATE	αCD86 scFv monomeric IL-10 • Fc mutations • No FcγR binding • No ADCC/CDC • Retains FcRn binding
OPPORTUNITY	• Targeted cytokine based on ADAPTIR platform
FUNCTION/ MOA	• Anti-CD86 scFv delivers IL-10 specifically to antigen presenting (CD86+) cells to suppress inflammation and induce tolerogenic T cells
INDICATIONS	• Autoimmune and inflammatory diseases • Inflammatory bowel disease, transplant, rheumatoid arthritis
DEVELOPMENT STAGE	• In vivo POC established (Graft vs. Host Disease) • Lead candidate selected; CMC and IND enabling studies underway • IND filing Q4:18
PARTNERSHIP STATUS	• Wholly owned by Aptevo

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Inhibits monocyte, macrophage, dendritic cell function Inhibits antigen presentation and subsequent T-cell activation Functions below levels required for CD86 saturation 10-100 fold more potent than abatacept in preclinical animal studies Inhibits release of pro-inflammatory cytokines by innate immune system Induces tolerogenic dendritic cells and T-regulatory Type 1 cells APVO210 Suppresses Inflammation Through a Different Mechanism of Action IL-10R αCD86 Monomeric IL10 CD86 APC

ALG.APV-527 – Preclinical Candidate CANDIDATE OPPORTUNITY FUNCTION/MOA INDICATIONS DEVELOPMENT STAGE PARTNERSHIP STATUS Engages T-cells through co-stimulatory receptor 4-1BB Reactivates antigen-primed T cells to specifically kill tumor cells; Promotes CD8 T-cell survival and effector function Multiple solid tumor indications: breast, cervical, non-small-cell-lung, prostate, renal, gastric, colorectal and bladder cancers Lead clinical candidate selected CMC and IND-enabling studies underway Joint 50/50 ownership & co-development agreement with Alligator Bioscience a4-1BB scFv a5T4

ALG.APV-527 Targeted Immunotherapeutic Bispecific Targeting 41BB x 5T4 Targeted immunotherapy offers the potential for enhanced efficacy and safety Targets 4-1BB (Costimulatory Receptor, member of TNFR super family) and 5T4 Tumor Antigen 5T4 expressed on multiple solid tumors: NSCLC, renal, pancreas, prostate, breast CRC, ovarian and cervical cancers Targets T cells previously activated by tumor antigen Exerts tumor-localized T-cell activation upon 5T4 binding Does not stimulate all (resting or naive) T-cells Tumor cell 5T4 T-cell 4-1BB Tumor killing

ROR1 – Preclinical Candidate CANDIDATE OPPORTUNITY FUNCTION/MOA INDICATIONS DEVELOPMENT STAGE PARTNERSHIP STATUS Novel therapeutic that redirects T cells to kill ROR1-expressing tumor cells Engages T cell via binding to CD3 to specifically kill tumor cells expressing ROR1 Multiple solid tumor indications; triple-negative breast cancer, ovarian cancer, non-small cell lung cancer, prostate cancer, kidney cancer POC construct targeting ROR1 and CD3 generated Demonstrated in vitro and in vivo POC Generation of lead candidate in progress Wholly owned by Aptevo aROR1 scFv aCD3 scFv

ROR1 Bispecific - Delays Tumor Growth and Shows 80% Survival in a Xenograft Model Statistically significant delay of tumor growth and increase in overall survival in subcutaneous xenograft model 80% (8/10) of mice at top dose (3 mg x3) tumor free at study end

Agenda Executing On Our Strategy ADAPTIR – Developing Novel Protein Therapeutics Impressive Clinical and Preclinical Portfolio IXINITY – A Growing Commercial Opportunity Summary

Intravenous blood coagulation therapy to replace factor IX in individuals with Hemophilia B U.S. launch: June 2015 Strong growth opportunity in US and ROW Worldwide rights owned by Aptevo* Opportunity to partner for U.S. and ex-U.S. markets Indication: Individuals with hemophilia B ages 12 and older IXINITY – Targeting the Hemophilia B Market with a Unique Strategy *Certain IP owned by UNC and exclusively licensed to Aptevo

Hemophilia B affects ~4,000 patients in the United States A bleeding disorder caused by a mutation on the factor IX gene resulting in a deficiency of clotting factor IX in the blood Almost exclusively affects males; women are carriers Usually inherited, but 30% are spontaneous mutations Classified according to the amount of factor IX in the blood: Mild: 5-30% of normal level of factor Moderate 1-5% of normal Severe <1% of normal Causes internal bleeding into joints that can lead to death or long term damage that can be crippling if untreated Hemophilia B Market Background Moderate, 36% SOURCE: UDC Data, December 2011 Hemophilia B Market Overview

Agenda Executing On Our Strategy ADAPTIR – Developing Novel Protein Therapeutics Imprssive Clinical and Preclinical Pipeline IXINITY – A Growing Commercial Opportunity Summary

Financial Snapshot Shares Outstanding 21.4M 9/30/2017 Cash $91M 12/31/2017 Debt $20M MidCap Financial IXINITY Revenue 2017 (9/30/17) 2016 2015 $8.1M $9.8M $1.0M 2018 Cash Burn $55M - $60M Estimated cash burn

2018 Milestones Program Commence dosing of otlertuzumab in Phase 2 Peripheral T-Cell Lymphoma (PTCL) clinical trial File IND for APVO436 for Acute Myeloid Leukemia (AML) Complete enrollment of Phase 1 dosing cohorts in APVO414 clinical trial Announce APVO414 Phase 1 dose escalation preliminary clinical data File IND for APVO210 in Autoimmune /Inflammatory Diseases (AIID) Expand application of ADAPTIR-based candidates into new mechanisms of action Capture increased market share of Hemophilia B market with expanded U.S. sales of IXINITY Continue potential partnering discussions around platform / product candidate opportunities Timeframe Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q4 2018 Ongoing Ongoing Ongoing

Aptevo – A Compelling Investment Opportunity Solid cash position to advance R&D and commercial strategy 1 2 3 4 5 Strong leadership with a track record of execution Advancing ADAPTIR™ to generate novel first-in-class therapeutics Broad pipeline of wholly-owned clinical and preclinical candidates Commercial asset (IXINITY) with growth potential